THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

    Officers and Directors
    James C. Swain, Chairman and
    Chief Executive Officer
    Bridget A. Macaskill, Director and
    President
    Robert G. Avis, Director
    William A. Baker, Director
    Charles Conrad, Jr., Director
    Jon S. Fossel, Director
    Sam Freedman, Director
    Raymond J. Kalinowski, Director
    C. Howard Kast, Director
    Robert M. Kirchner, Director
    Ned M. Steel, Director
    George C. Bowen, Director, Vice President,
    Treasurer and Assistant Secretary
    Andrew J. Donohue, Vice President and Secretary
    Robert E. Patterson, Vice President
    Robert J. Bishop, Assistant Treasurer
    Scott T. Farrar, Assistant Treasurer
    Robert G. Zack, Assistant Secretary

    Investment Advisor
    OppenheimerFunds, Inc.

    Transfer Agent and Registrar
    Shareholder Financial Services, Inc.

    Custodian of Portfolio Securities
    Citibank, N.A.

    Independent Auditors
    Deloitte & Touche LLP

    Legal Counsel
    Myer, Swanson, Adams & Wolf, P.C.


    This is a copy of a report to shareholders of The New York Tax-Exempt Income Fund, Inc. It does not offer for sale or solicit orders to buy any securities.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of capital stock in the open market at prevailing market prices.

    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


RS0875.001.0498  [RECYCLE LOGO] Printed on recycled paper




1998 SEMIANNUAL REPORT





THE
NEW YORK
TAX-EXEMPT
INCOME
FUND, INC.

APRIL 30, 1998


[OPPENHEIMERFUNDS LOGO]
THE RIGHT WAY TO INVEST

DEAR SHAREHOLDER:


Although overall trends remained generally positive, municipal bond markets experienced a high level of volatility within a relatively narrow trading range during the past six months. Yields frequently rose and fell in response to conflicting evidence regarding economic strength and inflation. On one hand, reports of strong economic growth and rising labor costs fueled inflation concerns, which caused bond prices to fall, and yields to rise. On the other hand, news about the impact of the Asian crisis on U.S. corporate earnings helped reduce those concerns, leading bond prices higher, and yields lower.

Investment Breakdown:
The New York Tax-Exempt Income Fund, Inc.
as of 4/30/98(3)

AAA       45.74%
AA         9.32%
A         20.08%
BBB       15.68%
BB         9.17%

In this volatile environment, The New York Tax-Exempt Income Fund, Inc. performed well, providing a cumulative total return at market value of 2.34% during the six-month period ended 4/30/98. The Fund paid shareholders tax-exempt income with a dividend return of 5.38% for the month of April, 1998.(1) For New York State residents in the 43.74% combined effective tax bracket, this tax-free dividend would have been equivalent to a taxable dividend of 9.55%.(2)

As New York's economic recovery continued throughout the period, we focused on what we believe were undervalued credits in sectors of vital interest to the city and state. These included state appropriation bonds--bonds connected with the annual state budget--such as bonds issued by the city and state universities and transportation authorities. In addition, although we remained cautious with respect to the hospital sector, we found new opportunities to invest in the state's hospital system through


1. Total return is based on the change in market value per share from 10/31/97 to 4/30/98, without deducting any sales charges or brokerage costs. Returns would have been lower if brokerage costs were deducted. Dividend return is determined by annualizing the April 1998 dividend of $0.043 and dividing by the closing price on the American Stock Exchange of $9.60 per share on 5/1/98 (payment date). Past performance does not guarantee future results.

2. Assumes a combined effective tax bracket of 43.74% for New York residents, using the 36% federal and the maximum New York State income tax rates. A portion of the Fund's distributions may be subject to federal, state and local income taxes. For investors subject to alternative minimum income tax, a portion of the Fund's distributions may increase that tax. Tax rates may be lower depending on individual circumstances.

3. The chart is based on total investments at market value and is subject to change. The Fund may invest up to 10% of net assets in below-investment-grade securities, which carry a greater risk that the issuer may default on repayment of interest or principal. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 16.95% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

state-backed bonds. We also added to our position in New York City bonds because of the city's strengthening financial position.

Outside of New York State, we identified attractive opportunities in Puerto Rico bonds. These bonds broadened the Fund's diversification, while providing shareholders with the benefits of income exempt from New York state and local taxes.

Of course, we remained selective in our bond purchases. For example, although we believe utilities hold promise for the future, we avoided these types of bonds during the period because the sector continues to be roiled by deregulation. We also tended to focus away from smaller municipalities in New York because of the risk implicit in their dependence on federal- and state-level financial decisions and appropriations to meet local obligations.

In addition to the careful selection of investment sectors and individual credits, we sought to boost returns and help reduce risks by actively managing the portfolio's average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. Generally, the longer a portfolio's average duration, the higher the returns investors are likely to receive in an environment of falling interest rates. Conversely, the shorter the duration, generally, the higher the returns when interest rates rise. At the beginning of the period, we expected interest rates to decline, so we took a mildly long position relative to our benchmarks. However, after the first of the year, prospects dimmed for immediately lower interest rates, so we shifted to a more neutral position--neither long nor short--with respect to duration.

As a result of our duration shifts, shareholders benefited from the Fund's below average risk profile and strong relative performance, particularly during the second half of the period.

Looking forward, we are cautiously optimistic about New York's prospects for continued and increased fiscal strength on both the state and local levels. New York City's credit rating was recently upgraded by Moody's Investors Service, one of the principal rating agencies--an indication of the city's steady recovery. As long as the U.S. economy continues its long run of non-inflationary growth, our outlook for interest rates, and the bond market, is generally positive.

We remain committed to our strategy of conservative risk management, and to our relentless search for undervalued issues in the New York municipal bond market. We believe these qualities continue to make The New York Tax-Exempt Income Fund, Inc. part of The Right Way to Invest.


Sincerely,

/s/ JAMES C. SWAIN

James C. Swain
Chairman
The New York Tax-Exempt
Income Fund, Inc.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
President
The New York Tax-Exempt
Income Fund, Inc.


May 21, 1998

STATEMENT OF INVESTMENTS APRIL 30, 1998 (Unaudited)
The New York Tax-Exempt Income Fund, Inc.

                                                                                 Ratings: Moody's/        Face         Market Value
                                                                                     S&P/Fitch           Amount         See Note 1
                                                                                 -----------------      --------       ------------
MUNICIPAL BONDS AND NOTES -- 94.6%
NEW YORK -- 84.0%
Babylon, NY IDA RR RB, Ogden Martin Systems, Inc.,
  Prerefunded, Series C, 8.50%, 1/1/19..........................................      Aaa/AAA         $  985,000      $ 1,021,731
Buffalo, NY MWFAU System RRB, Series B, FGIC
  Insured, 5%, 7/1/18...........................................................      Aaa/AAA          1,200,000        1,159,968
Monroe Cnty., NY IDA RB, DePaul Community
  Facilities, Series A, 5.875%, 2/1/28..........................................       NR/NR             250,000          246,995
NY TBTAU GP RRB, Series A, 5.125%, 1/1/22.......................................      Aa3/A+             975,000          948,226
NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19...................................    Aaa/BBB+/A-        1,195,000        1,342,630
NYC GOB, Unrefunded Balance, Series D, 7.50%, 2/1/19............................    A3/BBB+/A-           105,000          115,823
NYC GORB, Series D, 5.25%, 8/1/21...............................................   Baa1/BBB+/A-        1,000,000          971,160
NYC Health & Hospital Corp. RRB, AMBAC Insured,
  Inverse Floater, 7.36%, 2/15/23(1)............................................    Aaa/AAA/AAA        1,000,000        1,030,000
NYC IDA Civic Facility RB, Community Resources
  Development, 7.50%, 8/1/26....................................................       NR/NR             500,000          529,440
NYC IDA RB, Visy Paper, Inc. Project, 7.95%, 1/1/28.............................       NR/NR           1,250,000        1,451,175
NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
  5.75%, 10/1/36................................................................     Baa3/BBB-           500,000          500,015
NYC MWFAU WSS RRB, Series C, FGIC Insured,
  5%, 6/15/21...................................................................    Aaa/AAA/AAA        1,000,000          956,370
NYS DA RB, Judicial Facilities Lease, Escrowed to
  Maturity, BIG Insured, 7.375%, 7/1/16.........................................      Aaa/AAA            250,000          312,772
NYS DA RB, New York University, Series A, MBIA
  Insured, 5.75%, 7/1/27........................................................      Aaa/AAA          1,000,000        1,082,030
NYS DA RRB, L.I. Medical Center, Series A, 7.75%,
  8/15/27.......................................................................      Aa2/AAA          1,000,000        1,022,490
NYS ERDAUEF RB, L.I. Lighting Co., Series C, 6.90%,
  8/1/22........................................................................      Ba1/BB+          1,000,000        1,094,370
NYS ERDAUPC RB, Rochester Gas & Electric Co.
  Project, Series C, 8.375%, 12/1/28............................................     Baa1/BBB+           250,000          260,655
NYS GORB, 9.875%, 11/15/05......................................................      A2/A/A+            400,000          530,308
NYS MAG RB, Inverse Floater, 6.733%, 10/1/24(1).................................       NR/NR           1,000,000          976,250
NYS MCFFA RB, MHESF, Unrefunded Balance,
  Series B, 7.875%, 8/15/20.....................................................       A3/A-             365,000          400,788
NYS MCFFA RRB, MHESF, Unrefunded Balance,
  Series A, 8.875%, 8/15/07.....................................................     Baa1/BBB+           145,000          148,428
NYS UDC RRB, Correctional Capital Facilities,
  Series A, 5.25%, 1/1/21.......................................................    Baa1/BBB+/A        1,000,000          963,990
Onondaga Cnty., NY RR Agency RB, RR Facilities
  Project, 7%, 5/1/15...........................................................    Baa1/NR/A-           900,000          970,587
PAUNYNJ RB, 111th Series, 5%, 10/1/32...........................................    A1/AA-/AA-         1,000,000          952,700
Suffolk Cnty., NY GORB, AMBAC Insured, 10%, 11/1/02.............................    Aaa/AAA/AAA          250,000          305,630
Syracuse, NY IDA Civic Facilities RB, Crouse Health
  Hospital, Inc. Project, Series A, 5.375%, 1/1/23..............................      NR/BBB           1,000,000          976,560
                                                                                                                       ----------
                                                                                                                       20,271,091
                                                                                                                       ----------

The New York Tax-Exempt Income Fund, Inc.

                                                                                 Ratings: Moody's/        Face         Market Value
                                                                                     S&P/Fitch           Amount         See Note 1
                                                                                 -----------------      --------       ------------
U.S. POSSESSIONS -- 10.6%
PR CMWLTH Aqueduct & Sewer Authority RB,
  Escrowed to Maturity, 10.25%, 7/1/09..........................................    Aaa/AAA             $800,000      $ 1,095,224
PR CMWLTH GOB, 5.375%, 7/1/25...................................................    Baa1/A               250,000          248,743
PR CMWLTH Infrastructure FAU Special RRB,
  Prerefunded, Series A, 7.90%, 7/1/07..........................................   Baa1/BBB+             330,000          338,686
PR CMWLTH Infrastructure FAU Special RRB,
  Unrefunded Balance, Series A, 7.90%, 7/1/07...................................   Baa1/BBB+              95,000           97,424
PR Industrial, Medical & Environmental PC Facilities
  FAU RB, American Airlines, Inc. Project,
  Series A, 6.45%, 12/1/25......................................................   Baa1/BB+              435,000          475,947
PR Public Buildings Authority RB, Series B, 5.25%,
  7/1/21........................................................................    Baa1/A               300,000          294,846
                                                                                                                      -------------
                                                                                                                        2,550,870
                                                                                                                      -------------
Total Municipal Bonds and Notes (Cost $21,903,113)..............................                                       22,821,961
                                                                                                                      -------------

SHORT-TERM TAX-EXEMPT OBLIGATIONS -- 3.3%
NYS ERDAUPC RB, Niagara Mohawk Corp. Project,
  Series A, 4.10%, 5/1/98(2) (Cost $800,000)....................................                         800,000          800,000
                                                                                                                      -----------
Total Investments, at Value (Cost $22,703,113)..................................                            97.9%      23,621,961
Other Assets Net of Liabilities.................................................                             2.1          506,888
                                                                                                        --------      -----------
Net Assets......................................................................                           100.0%     $24,128,849
                                                                                                        ========      ===========

To simplify the listings of securities, abbreviations are used per the table below:

CMWLTH     Commonwealth                                 MCFFA    Medical Care Facilites Finance Agency
DA         Dormitory Authority                          MHESF    Mental Health Services Facilities
ERDAUEF    Energy Research & Development                MWFAU    Municipal Water Finance Authority
           Authority Electric Facilities                NYC      New York City
ERDAUPC    Energy Research & Development                NYS      New York State
           Authority Pollution Control                  PAUNYNJ  Port Authority of New York & New Jersey
FAU        Finance Authority                            PC       Pollution Control
GOB        General Obligation Bonds                     RB       Revenue Bonds
GORB       General Obligation Refunding Bonds           RR       Resource Recovery
GP         General Purpose                              RRB      Revenue Refunding Bonds
IDA        Industrial Development Agency                TBTAU    Triborough Bridge & Tunnel Authority
L.I.       Long Island                                  UDC      Urban Development Corp.
MAG        Mtg. Agency                                  WSS      Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $2,006,250 or 8.31% of the Fund's net assets as of April 30, 1998.

2. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on April 30, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

The New York Tax-Exempt Income Fund, Inc.

         As of April 30, 1998, securities subject to the alternative minimum tax amount to $4,276,802 or 17.72% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

           Industry                                               Market Value           Percent
           --------                                               ------------           -------
           General Obligation                                     $ 3,514,293              14.9%
           Water Utilities                                          3,211,561              13.7
           Hospital/Healthcare                                      3,029,050              12.9
           Lease Rental                                             2,120,825               9.0
           Resource Recovery                                        1,992,318               8.4
           Electric Utilities                                       1,855,040               7.9
           Manufacturing, Non-Durable Goods                         1,451,175               6.1
           Higher Education                                         1,082,030               4.6
           Single Family Housing                                      976,250               4.1
           Marine/Aviation Facilities                                 952,700               4.0
           Highways                                                   948,227               4.0
           Pollution Control                                          800,000               3.4
           Not-for-Profit Organization                                529,440               2.2
           Corporate Backed                                           475,947               2.0
           Sales Tax                                                  436,110               1.8
           Adult Living Facilities                                    246,995               1.0
                                                                  -----------             -----
           Total                                                  $23,621,961             100.0%
                                                                  ===========             =====




See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 1998 (Unaudited)
The New York Tax-Exempt Income Fund, Inc.

ASSETS:
Investments, at value (cost $22,703,113) -- see accompanying statement..........     $23,621,961
Cash............................................................................         117,040
Receivables:
  Interest......................................................................         422,856
Other...........................................................................           9,377
                                                                                     -----------
  Total assets..................................................................      24,171,234
                                                                                     -----------

LIABILITIES:
Payables and other liabilities:
  Dividends.....................................................................          17,803
  Management and administrative fees............................................           9,991
  Shareholder reports...........................................................           9,069
  Directors' fees...............................................................           3,632
  Other.........................................................................           1,890
                                                                                     -----------
   Total liabilities............................................................          42,385
                                                                                     -----------
NET ASSETS......................................................................     $24,128,849
                                                                                     ===========

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock............................................     $    25,179
Additional paid-in capital......................................................      23,099,969
Overdistributed net investment income...........................................         (88,505)
Accumulated net realized gain on investment transactions........................         173,358
Net unrealized appreciation on investments -- Note 3............................         918,848
                                                                                     -----------

NET ASSETS -- applicable to 2,517,893 shares of capital stock outstanding.......     $24,128,849
                                                                                     ===========

NET ASSET VALUE PER SHARE.......................................................           $9.58
                                                                                           =====





See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 1998 (Unaudited) The New York Tax-Exempt Income Fund, Inc.

INVESTMENT INCOME -- Interest...................................................       $ 737,156
                                                                                       ---------

EXPENSES:
Management fees -- Note 4.......................................................          60,481
Shareholder reports.............................................................          17,657
Transfer agent and accounting services fees -- Note 4...........................          12,293
Legal and auditing fees.........................................................           5,046
Custodian fees and expenses.....................................................           4,765
Registration and filing fees....................................................           3,568
Directors' fees and expenses....................................................           1,015
Other...........................................................................           3,705
                                                                                       ---------
    Total expenses..............................................................         108,530
Less expenses paid indirectly -- Note 4.........................................          (3,784)
                                                                                       ---------
    Net expenses................................................................         104,746
                                                                                       ---------
NET INVESTMENT INCOME...........................................................         632,410
                                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments................................................         177,255
Net change in unrealized appreciation or depreciation on investments............        (225,125)
                                                                                       ---------
NET REALIZED AND UNREALIZED LOSS................................................         (47,870)
                                                                                       ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................       $ 584,540
                                                                                       =========




See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
The New York Tax-Exempt Income Fund, Inc.

                                                                                        Six Months
                                                                                          Ended
                                                                                       April 30, 1998               Year Ended
                                                                                        (Unaudited)              October 31, 1997
                                                                                       --------------            ----------------
OPERATIONS:
Net investment income...........................................................        $   632,410              $  1,537,322
Net realized gain...............................................................            177,255                   287,554
Net change in unrealized appreciation or depreciation...........................           (225,125)                  (82,854)
                                                                                        -----------              ------------

  Net increase in net assets resulting from operations..........................            584,540                 1,742,022
                                                                                        -----------              ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income............................................           (748,178)               (1,581,763)
Distributions from net realized gain............................................           (272,510)                       --
                                                                                        ------------             ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from shares issued to shareholders in
  reinvestment of dividends and distributions -- Note 2.........................            172,825                   289,815
                                                                                        -----------              ------------

NET ASSETS:
Total increase (decrease).......................................................           (263,323)                  450,074
Beginning of period.............................................................         24,392,172                23,942,098
                                                                                        -----------              ------------
End of period [including undistributed (overdistributed) net investment
  income of $(88,505) and $69,752, respectively]................................        $24,128,849               $24,392,172
                                                                                        ===========               ===========




See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
The New York Tax-Exempt Income Fund, Inc.

                                                      Six Months
                                                        Ended                                Year Ended October 31,
                                                     April 30, 1998     -----------------------------------------------------------
                                                       Unaudited)        1997         1996         1995         1994         1993
                                                     --------------     ------       ------       ------        -----        -----
PER SHARE OPERATING DATA:
Net asset value, beginning of period................  $  9.76          $  9.69      $  9.79      $  9.33       $ 10.77      $ 10.37
                                                      -------          -------      -------      -------       -------      -------
Income (loss) from investment operations:
  Net investment income.............................      .18              .62          .64          .63           .65          .66
  Net realized and unrealized gain (loss) ..........      .05              .09         (.10)         .47         (1.18)         .55
                                                      -------          -------      -------      -------       -------      -------
   Total income (loss) from
     investment operations..........................      .23              .71          .54         1.10          (.53)        1.21
                                                      -------          -------      -------      -------       -------      -------
Dividends and distributions to
  shareholders:
   Dividends from net investment
     income.........................................     (.30)            (.64)        (.64)        (.64)         (.66)        (.74)
   Distributions from net realized gain ............     (.11)              --           --           --            --         (.07)
   Distributions in excess of net
     realized gain..................................       --               --           --           --          (.25)          --
                                                      -------          -------      -------      -------       -------      -------
     Total dividends and distributions to
       shareholders.................................     (.41)            (.64)        (.64)        (.64)         (.91)        (.81)
                                                      -------          -------      -------      -------       -------      -------
Net asset value, end of period......................  $  9.58          $  9.76      $  9.69      $  9.79       $  9.33      $ 10.77
                                                      =======          =======      =======      =======       =======      =======
Market value, end of period.........................  $  9.44          $ 10.25      $ 10.00      $  9.63       $  9.50      $ 12.63

TOTAL RETURN, AT MARKET VALUE(1)....................     2.34%            9.40%       10.82%        8.32%       (17.70)%      25.11%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............  $24,129          $24,392      $23,942      $23,879       $22,468      $25,516
Average net assets (in thousands)...................  $24,391          $24,088      $23,840      $23,143       $23,852      $24,936
Ratios to average net assets:
  Net investment income.............................     2.59%(2)         6.35%        6.58%        6.62%         6.53%        6.26%
  Expenses(3).......................................     0.43%(2)         0.85%        0.85%        0.88%         0.87%        0.84%
Portfolio turnover rate(4)..........................     37.6%            33.2%          13%          12%            6%          28%

(1) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period.

(2) Annualized

(3) Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $9,065,426 and $10,137,964, respectively.





See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
The New York Tax-Exempt Income Fund, Inc.


1. SIGNIFICANT ACCOUNTING POLICIES

The New York Tax-Exempt Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund seeks to provide current income which is exempt from federal, New York State and New York City income taxes. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation -- Portfolio securities are valued at the close of the American Stock Exchange on the last day of each week on which day the American Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

Federal Taxes -- The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders -- The Fund intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

Classification of Distributions to Shareholders --Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended April 30, 1998, amounts have been reclassified to reflect a decrease in distributed net investment income of $42,489, an increase in unrealized appreciation on investments of $244,747 and a decrease in paid-in capital of $202,258. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over

The New York Tax-Exempt Income Fund, Inc.

the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund has authorized 250 million shares of $.01 par value capital stock. Of these shares, 157,107 shares were reserved for issuance under a Dividend Reinvestment and Cash Purchase Plan. Transactions in shares of capital stock were as follows:

                                   Six Months Ended         Year Ended
                                   April 30, 1998           October 31, 1997
                                   ----------------         ----------------
                                   Shares    Amount         Shares    Amount
                                   ------    ------         ------    ------
Net increase from dividends
 and distributions reinvested      17,795    $172,825       29,677    $289,815
                                   ======    ========       ======    ========


3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At April 30, 1998, net unrealized appreciation on investments of $918,848 was composed of gross appreciation of $1,054,321, and gross depreciation of $135,473.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the Fund's average annual net assets.

The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Fund. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

The New York Tax-Exempt Income Fund, Inc.


5. SHAREHOLDER MEETING

On April 16, 1998, a special shareholder meeting was held at which the four Directors identified below were elected and the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning November 1, 1997 was ratified (Proposal No. 1) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                                               Withheld/                                 Broker
Nominee/Proposal                   For                      Against             Abstain              Total             Non-Votes
----------------               -------------              ----------          ----------          -------------        ---------
Directors
C. Howard Kast                 2,042,243.123              32,129.029                   0          2,074,372.152        160,705
Robert M. Kirchner             2,042,243.123              32,129.029                   0          2,074,372.152        160,705
Ned M. Steel                   2,042,243.123              32,129.029                   0          2,074,372.152        160,705
George C. Bowen                2,042,243.123              32,129.029                   0          2,074,372.152        160,705
Proposal No. 1                 2,030,209.892              12,330.611          31,831.649          2,074,372.152        160,705

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

GENERAL INFORMATION CONCERNING THE FUND

The New York Tax-Exempt Income Fund, Inc. is a closed-end investment company whose shares trade on the American Stock Exchange (the ASE). The Fund seeks to provide high current income which is exempt from federal, New York State and New York City income taxes. A portion of the Fund's distributions may be subject to income tax. For investors subject to the alternative minimum income tax, a portion of the Fund's distributions may increase that tax. The Fund seeks to achieve its objective by investing in municipal obligations, the income from which is generally tax-exempt as described above. The Fund may invest in municipal lease obligations, municipal obligations with variable or floating interest rates and certain derivative investments, such as inverse floaters. The Fund may also use certain hedging instruments. At the April 28, 1998 Board of Directors meeting, the Board approved a non-fundamental investment policy permitting the Fund to invest in municipal lease obligations with "non-appropriation" clauses, subject to the Fund's liquidity and credit quality guidelines for municipal lease obligations. The investment advisor (the Manager) of the Fund is OppenheimerFunds, Inc.

The Portfolio Manager of the Fund is Robert E. Patterson, who also serves as Vice President of the Fund and Senior Vice President of the Manager. Mr. Patterson has been the person principally responsible for the day-to-day management of the Fund's portfolio since February 1992. Mr. Patterson also serves as an officer and portfolio manager for certain mutual funds managed by the Manager.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Fund (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Fund will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Fund for payment of the Distribution in additional Shares at the greater of the Fund's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on the ASE, or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Fund.

THE NEW YORK TAX-EXEMPT INCOME FUND, INC.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Fund. There are no brokerage charges for Shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Fund. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO, 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the ASE section of newspapers. The Fund's ASE trading symbol is XTX. Weekly comparative net asset value (NAV) and market price information about The New York Tax-Exempt Income Fund, Inc. is published each Monday in The Wall Street Journal and The New York Times and each Saturday in Barron's in a table under the heading "Closed-End Bond Funds."

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